Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MasTec, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2011, as amended by Amendment No. 1 to the Annual Report of the Company on Form 10-K/A (the “Report”), I, Jose R. Mas, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 22, 2012	/s/ Jose R. Mas
Name: Jose R. Mas Title: Chief Executive Officer

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes–Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document of the Company or the certifying officers.